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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                Current Report


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported):  April 20, 2001



                           Rudolph Technologies Inc.
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            (Exact name of registrant as specified in its charter)



          Delaware                       000-27965               22-3531208
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)



                     One Rudolph Road, Flanders, NJ 07836
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                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (973) 691-1300
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Item 4.   Changes in Registrant's Certifying Accountant
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     (a)  Previous independent accountants

          (i) On April 20, 2001, Rudolph Technologies made the decision to dismiss PricewaterhouseCoopers LLP as its independent accountants effective with the filing of the Registrant's Form 10-Q for the period ended March 31, 2001. The Registrant's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

          (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

          (iii) In connection with its audits for the two most recent fiscal years and through April 20, 2001, there have been no disagreements (within the meaning of Instruction 4 of Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission) with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

          (iv) During the two most recent fiscal years and through April 20, 2001, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

          (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 24, 2001, is filed as Exhibit 16 to this Form 8-K.

     (b)  New independent accountants

          (i) On April 20, 2001, the Registrant made the decision to engage Arthur Andersen, LLP as its independent accountants effective after the filing of the Registrant's Form 10-Q for the period ended March 31, 2001. During the two most recent fiscal years and through April 20, 2001, the Registrant has not consulted with Arthur Andersen, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Arthur Andersen, LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the
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                 subject of a disagreement, as that term is defined in Item
                 304(a)(1)(iv) of Regulation S-K and the related instructions to
                 Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

 Item 7.  Financial Statements and Exhibits
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     (c)  Exhibits

     Exhibit 16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 24, 2001 pursuant to Item 304(a) (3) of Regulation S-K.


                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Rudolph Technologies, Inc.


Date: April 25, 2001                By: /s/ Steven R. Roth
                                        ---------------------------------------
                                        Steven R. Roth, Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit No.         Description of Exhibit
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16                  Letter from PricewaterhouseCoopers LLP to the Securities and
                    Exchange Commission dated April 24, 2001 pursuant to Item
                    304(a) (3) of Regulation S-K.